                            CMG STRATEGIC EQUITY FUND
                                  (THE "FUND")
           SUPPLEMENT TO THE FUND'S PROSPECTUS DATED DECEMBER 1, 2005

     The section under the heading "MANAGEMENT; MANAGEMENT FEES AND PORTFOLIO MANAGER" is revised and replaced in its entirety with the following:

MANAGEMENT FEES AND PORTFOLIO MANAGERS

     For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Advisors and/or Columbia Management by the Fund or its shareholders, amounted to 0.40% of average daily net assets of the Fund.

     EMIL GJESTER, a vice president of Columbia Advisors, is the lead manager for the Fund and has managed or co-managed the Fund since May, 2005. Mr. Gjester has been associated with Columbia Advisors or its predecessors since 1996.

     JONAS PATRIKSON, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Patrikson has been associated with Columbia Advisors or its predecessors since September, 2004. Prior to September, 2004, Mr. Patrikson was a senior analyst at Nordberg Capital, Inc from 2000 to September, 2004.

     DARA WHITE, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. White has been associated with Columbia Advisors since January, 2006. Prior to January, 2006, Mr. White was a portfolio manager and analyst with RCM Global Investors from February, 1998 to July, 2005.

     The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

ILT - 47/106664-0206                                           February 17, 2006